Amended and Restated Agreement
                            of Limited Partnership of
                          Boonville Associates I, L.P.



     This Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Central Missouri Counties' Human Development Corporation, a Non-profit Corporation as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership as the limited partner (the "Limited Partner"), WNC Missouri Tax Credits XXXI, L.P., as the Missouri limited partner (the "Missouri Limited Partner"), WNC Housing, L.P., as the special limited partner (the "Special Limited Partner"), and Crestwood Development, Inc., a Missouri corporation as the withdrawing limited partner (the "Original Limited Partner). RECITALS

     WHEREAS, Boonville Associates I, L.P., a Missouri limited partnership (the "Partnership") filed a Certificate of Limited Partnership with the Missouri Secretary of State on October 19, 1998. A agreement of limited partnership dated October 9, 1998 was entered into by and between Joseph A. Shepard and Kenneth M. Vitor as the general partners and the Lockwood Group, L.L.P. as the limited partner (the "Original Partnership Agreement").

     WHEREAS, on September 14, 1999 a First Amendment to the Agreement of Limited Partnership of Boonville Associates I, L.P., was entered into to provide for the withdrawal of Joseph A. Shepard and The Lockwood Group, L.L.P. as a general partner and limited partner, respectively, and for the admission of Crestwood Development, Inc. as the limited partner. Such withdrawal resulted in having Kenneth M. Vitor as the sole general partner and Crestwood Development, Inc. as the limited partner (the "First Amendment").

     WHEREAS, on June 1, 2000 a Second Amendment to the Agreement of Limited Partnership of Boonville Associates I, L.P., was entered into to provide for the withdrawal of Kenneth M. Vitor as sole general partner and the admission of Central Missouri Counties' Human Development Corporation, a Non-profit
Corporation as the general partner (the "Second Amendment"). An Amended and Restated Certificate of Limited Partnership was filed on August 1, 2000 with the Missouri Secretary of State.

     WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the General Partner, the Limited Partner, the Special Limited Partner, and the Missouri Limited Partner as partners of the Partnership, (iii) the

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liquidation of the Original General Partner's  Interest in the Partnership,  (v)
the payment of Capital Contributions by the Limited Partner, the Special Limited Partner and the Missouri Limited Partner to the Partnership, (vi) the allocation of Income, Losses, Tax Credits, Missouri Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners
(vii) the determination of the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (viii) certain other matters.

     WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement and the First Amendment.

     NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement and the First Amendment in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 "Accountant" shall mean Mueller, Walla & Albertson, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or inaccurately provides in any material respect, the information required in Section 14.2 or 14.3 of this Agreement.

     Section 1.2 "Act"  shall  mean the laws   of the  State  governing  limited
partnerships, as now in effect and as the same may be amended from time to time.

     Section 1.3 "Actual Missouri Tax Credit" shall mean as of any point in time, the total amount of the Missouri Tax Credits actually allocated by the Partnership to the Missouri Limited Partner, representing 100% of the Missouri Tax Credits actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.4 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 99.9899.97% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.5 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

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         (a) credit to such  Capital  Account any amounts  which such Partner is obligated  to restore or is deemed to be  obligated  to restore  pursuant to the
penultimate  sentences  of  Treasury  Regulations  Sections   1.704-2(g)(1)  and
1.704-2(i)(5); and

         (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     Section 1.6 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     Section 1.7 "Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.8 "Apartment  Housing" shall  collectively mean the approximately
8.4 acres of land in Boonville, Cooper County, Missouri as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

     Section 1.9 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

     Section 1.10 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

     Section 1.11 "Break-even Operations" shall mean at such time as the Partnership has Cash Receipts equal to Cash Expenses, as determined by the Accountant and approved by the Special Limited Partner which approval shall not

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be unreasonably withheld. For purposes of this definition, any one-time up front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Break-even Operations.

     Section 1.12 "Budget"  shall   mean  the  annual  operating  Budget  of the
Partnership as more fully described in Section 14.3 of this Agreement.

     Section 1.13 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof. In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest. The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

     Section 1.14 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.15 "Cash Expenses" shall mean all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable Budget, including without limitation, the payment of Mortgage payments, the Management Agent fees (which shall be deemed to include that portion of such fees which is currently deferred and not paid), the funding of reserves in accordance with Article VIII of this Agreement, advertising and promotion, utilities, maintenance, repairs, Partner communications, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis is allocable to the period in question, such as Insurance, real estate taxes and audit, tax or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the

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summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period shall be allocated equally per month over the calendar year. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties.

     Section 1.16 "Cash Receipts" shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits, Capital Contributions, borrowings, lump-sum payment, any extraordinary receipt of funds, and any income earned on investment of its funds.

     Section 1.17 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     Section 1.18 "Completion of Construction" shall mean the date the Partnership has received the required certificates of occupancy (or the local equivalent) for all forty-eight (48) apartment units, or by the issuance of the inspecting architect's certification, in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, with respect to completion of all the apartment units in the Apartment Housing; provided, however, that Completion of Construction shall not be deemed to have occurred if on such date any liens or other encumbrances as to title to the Apartment Housing exist, other than those securing the Construction Loan or Mortgage and/or those set forth in the Title Policy as of the date of closing as consented to by the Limited Partner and/or those consented to by the Limited Partner and Special Limited Partner and/or those liens in dispute which do not show up on title because provisions for payment have been made, as example a bond.

     Section 1.19 "Compliance Period" shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

     Section 1.20 "Consent" shall mean the agreement or approval of a Partner which shall not be unreasonably withheld, delayed or conditioned in light of the facts and circumstances. If a Partner fails to respond to any notice soliciting consent within 30 days (or such other period as may be set forth in the Agreement) after the date of such notice, such Partner shall be deemed for all purposes of this Agreement to have granted Consent to the action proposed in such notice.

     Section 1.21 "Consent of the Special Limited Partner" shall mean the prior written consent or approval of the Special Limited Partner which consent shall not be unreasonably withheld, delayed or conditioned in light of the facts and circumstances. If any Partner fails to respond to any notice soliciting Consent within 30 days (or such other period as may be set forth in the Agreement) after the date of such notice, such Partner shall be deemed for all purposes of this Agreement to have granted Consent to the action proposed in such notice.

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     Section 1.22 "Construction  Budget"  shall mean  the  agreed  upon cost  of construction of the Improvements, including soft costs (which includes, but is not limited to, financing charges, market study, Development Fee, architect fees, etc.), based upon the Plans and Specifications. The final Construction Budget is referenced in the Construction and Operating Budget Agreement entered into by and between the Partners the even date hereof and incorporated herein by this reference.

     Section 1.23 "Construction Contract" shall mean the construction contract dated June 9, 1999 in the amount of $2,958,602, entered into between the Partnership and the Contractor pursuant to which the Improvements are being constructed.

     Section 1.24 "Construction Lender" shall mean Missouri Housing Development Commission or any successor thereto.

     Section 1.25 "Construction  Loan"  shall  mean  the  loan   obtained   from
Construction Lender in the principal amount of $810,000 at an interest rate equal to 1% per annum for a term of 12 months to provide funds for the acquisition, renovation and/or construction and development of the Apartment Housing. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan. This Construction Loan will convert into permanent loan upon Completion of Construction.

     Section 1.26 "Contractor" shall mean Crestwood Building Associates, Inc., which is the general construction contractor for the Apartment Housing.

     Section 1.27 "Debt Service Coverage" shall mean for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "G" and incorporated herein by this reference.

     Section 1.28 "Deferred  Management Fee" shall have the meaning set forth in
Section 9.2(c) hereof.

     Section 1.29 "Developer" shall mean Lockwood Development Company, L.L.C. and Central Missouri Counties Human Development Corporation, a non-profit corporation and community housing corporation (CHDO).

     Section 1.30 "Development Fee" shall mean the fee payable to the Developer for services incident to the development and construction of the Apartment Housing in accordance with the Development Services Agreement between the

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Partnership  and the  Developer  dated the even date  herewith and  incorporated herein by this reference. Development activities do not include services for the acquisition of the land or syndication activities.

     Section 1.31 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.32 "DOR" shall mean the Missouri Department of Revenue.

     Section 1.33 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.34 "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

     Section 1.35 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

     Section 1.36 "General Partner" shall mean Central Missouri Counties' Human Development Corporation, a Non-profit Corporation and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to refer to such General Partners and vice versa.

     Section 1.37 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as

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determined by the contributing  Partner and the General Partner,  provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

          (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

          (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

          (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.37(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.37(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.37(d).

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.37(a), Section 1.37(b), or Section 1.37(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     Section 1.38 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and

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Liability Act of 1980, as amended,  the Hazardous Materials  Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.39 "Improvements"   shall  mean  the   6  buildings    containing
forty-eight (48) apartment units and ancillary and appurtenant facilities (including those intended for commercial use, if any,) being constructed for family built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

     Section 1.40 "Incentive Management Fee" shall have the meaning set forth in
Section 9.2(e) hereof.

     Section 1.41 "Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.41 shall be added to such taxable income or loss;

         (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.41 shall be subtracted from such taxable income or loss;

         (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.37(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

         (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

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     Depreciation  for each fiscal year or other period shall be  calculated  as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

     Section 1.42 "Inspecting Architect" shall mean Webster Design, Inc. The Inspecting Architect shall make regular inspections of the construction site, but in no event less than once a month, to confirm that construction of the Improvements is in conformance with the Plans and Specifications. The Inspecting Architect will sign-off on all the draw requests made by the Contractor and provide the documents specified in Section 14.3 of this Agreement.

     Section 1.43 "Insurance" shall mean:

        (a) during  construction,  the Insurance  shall include  builder's  risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

        (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Apartment Housing in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

        (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000;

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        (d) all  Insurance  polices  shall  name the  Partnership  as the  named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

        (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

        (f) hazard coverage must include inflation and building or ordinance endorsements;

        (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

        (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.44 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.45 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.46 "Involuntary Withdrawal" means any Withdrawal caused by the death, adjudication of insanity or incompetence, Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

     Section 1.47 "LIHTC"  shall  mean  the  low-income   housing   tax   credit
established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.48 "Limited Partner" shall mean Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.49 "Management Agent" shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Lockwood Realty Inc.

     Section 1.50 "Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The initial management fee shall equal to $30 per unit. Neither the Management Agreement nor ancillary agreement shall provide for an initial rent-up fee, a set-up fee, nor any other similar pre-management fee payable to the Management Agent. The Management Agreement shall provide that it will be terminable at will by the Partnership at anytime following the Withdrawal or removal of the General Partner and, in any event, on any anniversary of the date of execution of the Management Agreement, without payment or penalty for failure to renew the same.

     Section 1.51 "MHDC" shall mean the Missouri Housing Development Commission.

     Section 1.52 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income. Notwithstanding, the General Partner has agreed that 16 apartment units will be rented to tenants with incomes of 50% or less of the area median income adjusted for family size.

     Section 1.53 "Missouri Limited Partner" shall mean WNC Missouri Tax Credits XXXI, L.P., and such other Persons as are admitted to the Partnership as additional or substitute Missouri Limited Partners pursuant to this Agreement.

     Section 1.54 "Missouri Tax Credits" shall mean the low-income housing tax credit established by Section 135.352 of the RsMO.

     Section 1.55 "Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay Missouri Housing Development Commission (MHDC), or its successor or assignee, the principal sum of $810,000, plus interest on the principal at 1% per annum over a term of 30 years and amortized over 30 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Limited Partner a draft of the Mortgage documents for review.

     Section 1.56 "Net Operating Income" shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses.

     Section 1.57 "Non-Profit Corporation" shall mean a corporation organized exclusively for charitable and/or education purposes, including for such purposes, the making of distributions to organizations which qualify as exempt organization under Section 501 (c)(3) of the Internal Revenue of 1986, as amended from time to time. The corporation shall have the power to acquire, improve and to sell or operate any real or personal or interest therein or appurtenant thereto.

     Section 1.58 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.59 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section 1.60 "Operating Deficit" shall mean, for the applicable period, insufficient funds to pay operating costs when Cash Expenses exceed Cash Receipts, as determined by the Accountant and approved by the Special Limited Partner which approval shall not be unreasonably withheld; provided, however, that for purposes of determining Operating Deficit funding of reserves shall be excluded from Cash Expenses.

     Section 1.61 "Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending three years following three months of Break-even Operation.

     Section 1.62 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section 1.63 "Original Limited Partner" shall mean Crestwood Development, Inc.

     Section 1.64 "Partner(s)" shall collectively mean the General Partner, the Limited Partner, the Missouri Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.65 "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.66 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.67 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.68 "Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.69 "Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.70 "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

     Section 1.71 "Person" shall collectively mean an individual, proprietor-ship, trust, estate, partnership, joint venture, association, company, corpora-tion or other entity.

     Section 1.72 "Plans and Specifications" shall mean the plans and specifi-cations for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which plans and specifications are referred to in the Construction Contract.

     Section 1.73 "Program Reserve Account" shall mean as defined in Section 8.3 of this Agreement.

     Section 1.74 "Project Documents" shall mean all documents relating to the Construction Loan, Mortgage Loan and Construction Contract. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, construction and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and construction of the Apartment Housing.

     Section 1.75 "Projected Annual Missouri Tax Credits" shall mean Missouri Tax Credits in the amount of $163,980 for 2001, $302,823 per year for each of the years 2002 through 2010, and $138,843 for 2011, which the General Partner has projected to be the total amount of Missouri Tax Credit which will be allocated to the Missouri Special Limited Partner by the Partnership, constituting 99.98100% of the aggregate amount of Missouri Tax Credits of $3,028,230 to be available to the Partnership.

     Section 1.76 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $75,698 for 2001, $302,732.15 per year for each of the years 2002 through 2010, and $138,752.15 for 2011, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.97% of the aggregate amount of LIHTC of $3,028,230 to be available to the Partnership.

     Section 1.77 "Projected  Missouri Tax  Credits"  shall mean   Missouri  Tax
Credits in the aggregate amount of $3,028,230.

     Section 1.78 "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $3,028,230.

     Section 1.79 "Rent  Restriction  Test"  shall  mean  the test  pursuant  to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the qualifying income levels of those units under Section 42.

     Section 1.80 "Reporting Fee" shall have the meaning set forth in Section 9.2(d) hereof.

     Section 1.81 "Revised Projected Missouri Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.82 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.83 "RsMO" shall mean the Missouri Revised Statutes 1986, as amended.

     Section 1.84 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     Section 1.85 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

     Section 1.86 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     Section 1.87 "State" shall mean the State of Missouri.

     Section 1.88 "State Tax Credit Agency" shall mean the state agency of Missouri which has the responsibility and authorization to administer the LIHTC program in Missouri.

     Section 1.89 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section 1.90 "Tax Credit" shall mean any credit permitted under the Code or the RsMO against, respectively, the federal or Missouri tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC and Missouri Tax Credits.

     Section 1.91 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC and the Missouri Tax Credit or to avoid an event of recapture in respect of the LIHTC or the Missouri Tax Credit.

     Section 1.92 "Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits and the Projected Missouri Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits and the Projected Missouri Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.93 "Title Policy" shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Special Limited Partner. The Title Policy shall be an ALTA owners title policy naming the Partnership as insured and including a non-imputation and fairway endorsement. The Title Policy shall delete the standard exception for rights-of-way, easements, or claims of easements, which are not shown on a valid survey. The Title Policy shall be in an amount not less than the Construction Loan amount and the Limited Partner's Capital Contribution.

     Section 1.94 "TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.95 "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     Section 1.96 "Withdrawing" or "Withdrawal" (including the verb form "With-draw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, or Bankruptcy of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

                                   ARTICLE II

                                      NAME

     The name of the Partnership shall be "Boonville Associates I, L.P."

                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 807-B N. Providence Road, Columbia, Missouri 65203, or at such other place or places within the State as the General Partner may hereafter designate.

     Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is David L. Thayer whose address is 807-B N. Providence Road, Columbia, Missouri 65203.

                                   ARTICLE IV

                                     PURPOSE

     Section 4.1 Purpose of the Partnership. The purpose of the Partnership is to acquire, construct, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and the provisions of the RsMO applicable to Missouri Tax Credits, and to sell the Apartment Housing. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

     Section 4.2 Authority of the Partnership. In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership, including but not limited to the following:

         (a) acquire ownership of the real property referred to in Exhibit "A" attached hereto;

         (b) construct, renovate, rehabilitate, own, maintain and operate the Apartment Housing in accordance with the Plans and Specifications;

         (c) provide housing, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents so long as any Project Documents remain in force;

         (d) maintain and operate the Apartment Housing, including hiring the Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

         (e) enter into the Construction Loan and Mortgage;

         (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

         (g) do any and all other acts and things necessary or proper in furtherance of the Partnership business and in accordance with this Agreement.

                                    ARTICLE V

                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2051 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                   ARTICLE VI

                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

         Section 6.1 Capital Contribution of General Partner. The General Partner's Interest was earned for its services relating to the acquisition of land including locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected; and including syndication services in forming the Partnership, locating and approving the Limited Partner, Special Limited Partner and the Missouri Limited Partner as the limited partners in the Partnership, negotiating and finalizing this Agreement and for such other services described in Treasury Regulation Section 1.709-2(B).


         Section 6.2 Construction Obligations.

         (a) The General Partner shall cause Completion of Construction in accordance with the Project Documents, pay all expenses and costs with respect to financing the Apartment Housing through Completion of Construction, equip the Apartment Housing or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including but not limited to, refrigerators and ranges and pay all other costs incident to the Apartment Housing through Completion of Construction. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the General Partner shall be responsible for and shall be obligated to pay such construction financing shortfalls. Any such advances by the General Partner pursuant to the previous sentence shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable.

         (b) In addition, if (1) the Improvements are not completed on or before December 01, 2001 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion
Date); (2) prior to completing the Improvements, there is an uncured default under or termination of the Construction Loan, Mortgage Loan commitment, or other material documents; or (3) a foreclosure action is commenced against the Partnership, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interest of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.

         Section 6.3 Operating Obligations. From Completion of Construction until three consecutive months of Break-even Operations, the General Partner will provide the necessary funds to pay any Operating Deficits which funds shall not change the Interest of any Partner and shall be considered a cost overrun and not be repayable. For the balance of the Operating Deficit Guarantee Period the General Partner will provide Operating Loans to pay any Operating Deficits. The aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be equal to one year's operating expenses (including debt and reserves) approved by the General Partner and the Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.4 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner and the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.

                                   ARTICLE VII

               CAPITAL CONTRIBUTIONS OF ORIGINAL LIMITED PARTNER,
                    LIMITED PARTNER, MISSOURI LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

         Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $95. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

         Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $2,195,028, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

         (a) $2,195,028 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

                  (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (3) a copy of a title commitment, (in a form and substance satisfactory to the Special Limited Partner) constituting an agreement by such title company to issue the Title Policy within fifteen working days. The title commitment will show the Apartment Housing to be free from liens except the Construction Loan and free from other exceptions not previously approved by the Special Limited Partner;

                  (4) insurance required during construction;

                  (5) construction costs, sources and uses and operating budget; and
                  (6) a copy of the recorded grant deed (warranty deed).

          (b) The Missouri Limited Partner shall make a total Capital Contribu-tion in the amount of $999,316, in cash, on the dates and subject to the condi-tions herein as follows:

                  (1) $512,606 shall be payable at the time of th Limited Partner's Capital Contribution referenced in Section 7.2(a) of this agreement;

                  (2) $79,135 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                         (a) the Inspecting Architect's  certification  of fifty
percent completion of the total construction; and

                         (b) the  construction  documents  required  pursuant to
Section 14.3(a) of this Agreement.

                  (3) $170,075 shall be payable upon the Limited Partner's receipt and approval of the following documents. The amount of $90,847 from this capital contribution shall be deposited into a Program Reserve Account, as described in Section 8.3 of this Agreement.

                         (a) a certificate of occupancy (or equivalent  evidence
of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Apartment Housing;

                         (b) a completion  certification in a form substantially
similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

                        (c) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract;

                         (d) Insurance required during operations; and

                         (e) the  construction  documents  required pursuant  to
Section 14.3(a) of this Agreement.

               (4) $118,750  shall  be  payable  upon  the   Limited   Partner's
receipt and approval of the following documents:

                         (a) Completion of Construction;

                         (b) Mortgage  Loan  documents  signed and  the Mortgage
funded;

                         (c) endorsement to the Title Policy dated no  more than
ten days prior to the scheduled Capital Contribution providing an as-built survey;

                         (d) Debt Service  Coverage  of 1.10  for 90 consecutive
days immediately prior to funding;

                         (e) the current rent roll;

                         (f) copies of all initial tenant files  including  com-
pleted applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income cer-tification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test; and

                         (g) copies  of  the  executed  lease agreement with the
tenants.

               (5) $118,750  shall  be   payable   upon  the  Limited  Partner's
receipt and approval of the following documents:

                         (a) a copy of the declaration of restrictive covenants/
extended use agreement entered into between the Partnership and the State Tax Credit Agency;

                         (b) an audited  construction cost certification (which
includes an itemized cost breakdown);

                         (c) the Accountant's final Tax Credit certification  in
a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference;

                         (d) Internal Revenue Code Form 8609, or any successor form; and

                         (e) any documents previous not provided to the Limited
Partner but required pursuant to this Section 7.2 and Sections 14.3(a) and (b).

         (c) In the event the Limited Partner fails to make a Capital Contribution payment when due as provided in this Section, the General Partner shall give written notice to the Limited Partner of its failure to make the required Capital Contribution payment. The Limited Partner shall have fifteen calendar days to either: (i) pay the Capital Contribution payment; or (ii) provide the General Partner with a written explanation identifying the conditions precedent to payment which the Partnership has not satisfied which are the Limited Partner's basis for non-payment; or (iii) the Limited Partner can do nothing. If the Limited Partner does not make its Capital Contribution payment within the fifteen day notice period, the General Partner may request a copy of Limited Partner's financial statements to verify that the Limited
Partner has the required Capital Contribution funds on deposit and has the ability to make the disputed Capital Contribution payment. The Limited Partner, within ten (10) business days of such request shall provide the General Partner with its or an acceptable guarantor's financial statement, or in the alternative in its sole and absolute discretion may deposit the disputed funds into an escrow account to be held until the resolution of the dispute. In the event the Limited Partner cannot demonstrate its ability to pay the Capital Contribution payment as evidenced by the above documents or deposit then the Limited Partner may sell its Interest within sixty (60) days to a third party purchaser acceptable to the General Partner, which acceptance shall not be unreasonably withheld. If the Limited Partner does not elect to sell its Interest, or elects to sell its Interest and does not sell it within the sixty (60) day period, then the Limited Partner's Interest may be reduced as provided below at the General Partner's election. The Interest of the Limited Partner shall be reduced by multiplying the Interest by a fraction, the numerator of which is the difference between the Limited Partner's total Capital Contribution and the Limited Partner's paid in Capital Contribution and the denominator is the Limited Partner's total Capital Contribution. Upon reduction of the Interest of the Limited Partner, the Partnership may sell the remaining Interest to any person and admit the purchaser of the Interest as a Limited Partner. Notwithstanding, if the Limited Partner does not make its Capital Contribution payment within the fifteen-day notice period, and the Limited Partner has demonstrated it has the financial ability to make the Capital Contribution payment, then any Partner may arbitrate the non-payment dispute. Such arbitration shall be mandatory and shall be conducted under the auspice of the American Arbitration Association in the State. The decision of the arbitrator may be entered in any court having jurisdiction and may be appealable as if it were the decision of that court. The Partners shall share equally the expenses of arbitration, including the arbitrator's fee, provided, however, that the arbitrator, in the arbitrator's sole discretion, may award costs to the prevailing party. The Partner filing the arbitration request may seek any remedy it deems appropriate for non-payment of the Limited Partner's Capital Contribution payment.

         (d) Provided the conditions of Section 7.2(a) of this Partnership Agreement have been met, the Limited Partner shall pay its Capital Contribution to the Partnership, at which time the Partnership shall pay the Developer a portion of the Development Fee in the amount of $475,500 and concurrently the Developer shall deposit the $475,500 into an escrow dated the even date herewith (the "Escrow Agreement" is incorporated herein by this reference). The Escrow Agreement will provide, in part, for a 7% interest per annum on the outstanding Development Fee payable to the Developer. The Escrow Agreement will further provide for the release of the unpaid Development Fee as follows:

                  (1) $79,135 shall be payable provided the conditions set forth in Section 7.2(b)(1) of this Agreement have been met.

                  (2) $79,135 shall be payable provided the conditions set forth in Section 7.2(b)(2) of this Agreement have been met.

                  (3) $79,230 shall be payable provided the conditions set forth in Section 7.2(b)(3) of this Agreement have been met.

                  (4) $118,750 shall be payable provided the conditions set forth in Section 7.2(b)(4) of this Agreement have been met.

                  (5) $118,750 shall be payable provided the conditions set forth in Section 7.2(b)(5) of this Agreement have been met.

         Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner and/or the Missouri Limited Partner's, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner and/or the Missouri Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner and/or the Missouri Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

         (a) cause the Apartment Housing to be placed in service by December 1, 2001;

         (b) achieve 90% occupancy of the Apartment Housing by satisfying the Minimum Set-Aside Test by February 1, 2002;

         (c) obtain Permanent Mortgage Commencement by December 1, 2001;

         (d) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; and

         (e) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 2000.

     Section 7.4 Adjustment of Limited Partner's Capital Contribution.

         (a) The amount of the Limited Partner's and Special Limited Partner's Capital Contribution was determined in part upon the amount of Tax Credits that were expected to be available to the Partnership, and was based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Projected Tax Credits. If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and the Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and the Special Limited Partner are less than or greater than $3,027,624 (the new Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and Section 7.5 respectively shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 72.5% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution adjustment referenced in this Section 7.4(a) is a reduction then the General Partner shall have thirty days to pay the shortfall. If the Capital Contribution adjustment referenced in this Section 7.4(a) is an increase then the Limited Partner and Special Limited Partner shall have ninety days from the date the Limited Partner and Special Limited Partner have received notice from the General Partner to pay the increase.

If the anticipated amount of Projected Missouri Tax Credits to be allocated to the Missouri Limited Partner as evidenced by Missouri Low Income Housing Credit Eligibility Statement and the audited construction cost certification provided to the Missouri Limited Partner are less than or greater than $3,028,230 (the new Projected Missouri Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Missouri Tax Credits") then the Missouri Limited Partner's Capital Contribution provided for in Section 7.2(b)(5) shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Missouri Limited Partner to the Partnership equal to 33% of the Revised Projected Missouri Tax Credits so anticipated to be allocated to the Missouri Limited Partner.

         (b) The General Partner is required to use its best efforts to rent 100% of the Apartment Housing's apartment units to tenants who meet the Minimum Set-Aside Test throughout the Compliance Period. If at the end of each calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than 95% of the Projected Annual Tax Credit, or the Projected Annual Tax Credit as modified by Section 7.4(a) of this Agreement if applicable (collectively the "Annual Tax Credit") (the "Annual Credit Shortfall"), then unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or 7.4(d) the General Partner shall pay to the Limited Partner the Annual Credit Shortfall. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Limited Partner. The provisions of this Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

If at the end of each calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Missouri Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Missouri Tax Credit, or the Projected Annual Missouri Tax Credit as modified by Section 7.4 of this Agreement if applicable (the "Annual Missouri Credit Shortfall"), then the next Capital Contribution owed by the Missouri Limited Partner shall be reduced by the Annual Missouri Credit Shortfall amount, and any portion of such Annual Missouri Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Missouri Limited Partner. If the Annual Missouri Credit Shortfall is greater than the Missouri Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Missouri Limited Partner the excess of the Annual Missouri Credit Shortfall over the remaining Capital Contributions. The General Partner shall have sixty days to pay the Annual Missouri Credit Shortfall from the date the General Partner receives notice from the Special Limited Partner.

         (c) In the event that, for any reason, at any time after the first five calendar years following the year in which the Apartment Housing is placed in service, there is an Annual Credit Shortfall, then there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Apartment Housing occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section 11.2(b). The provisions of this Section 7.4(c) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

         (d) The General Partner is required to use its best efforts to deliver Projected Annual Tax Credits of $163,980 in 2001 and $302,732.15 in 2002.

         (e) The General Partner is required to use its best efforts to the deliver to the Missouri Limited Partner Projected Annual Missouri Tax Credits of $163,980 in 2001 and $302,823 in 2002.

         (f) The Partners recognize and acknowledge that the Limited Partner and the Special Limited Partner are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and Special Limited Partner with their anticipated internal rate of return.

         (g) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner; (2) a reduction in the qualified basis of the Apartment Housing for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed; (3) a decision by the United States Tax Court upholding the assessment of such deficiency against the Partnership with respect to any Tax Credit previously claimed in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (4) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and Special Limited Partner the sum of (A) the income tax deficiency assessed against the Limited Partner or Special Limited Partner as a result of the Tax Credit recapture, (B) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such deficiency, and (C) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (A) and (B).

         (h) The increase in the Capital Contribution of the Limited Partner and Special Limited Partner pursuant to Section 7.4(a) shall be subject to the Limited Partner and Special Limited Partner having funds available to pay any such increase at the time of its notification of such increase. For these purposes, any funds theretofore previously earmarked by the Limited Partner or Special Limited Partner to make other investments, or to be held as required reserves, shall not be considered available for payment hereunder.

         (i) In the event that the Missouri Limited Partner's Interest in the Missouri Tax Credits is different than $3,028,230, then the Capital Contribution provided in Section 7.2(b)(5) shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Missouri Limited Partner equal to 33% of the total Missouri Tax Credits allocable to the Missouri Limited Partner. In the event that there is a payment to the Missouri Limited Partner pursuant to this Section 7.4(h), Projected Missouri Tax Credits shall be referenced to as Revised Projected Missouri Tax Credits. In the event that there is a reduction in the Capital Contribution of the Missouri Limited Partner pursuant to this Section 7.4(h), the amount of the reduction shall be paid by the General Partner to the Missouri Limited Partner within ninety days of the determination of the amount of the reduction. In the event that there is an increase in the Capital Contribution of the Missouri Limited Partner pursuant to the Section 7.4(h), the additional Capital Contribution shall be paid by the Missouri Limited Partner within ninety days of notification from the Partnership to the Missouri Limited Partner. If at any time the Accountants determine that the Missouri Tax Credits for any fiscal year are less than the Projected Missouri Tax Credits or the Revised Projected Missouri Tax Credits, as applicable, then the Partnership shall make a payment to the Missouri Limited Partner in the aggregate amount of the reduction within ninety days of notice of such reduction. During the first five calendar years of Partnership operations, the General Partner shall be obligated to provide such funds to the Partnership as shall be necessary to cause the aforesaid payment to be made by the Partnership to the Missouri Limited Partner.

          (j) Anything in this Section 7.4 to the contrary notwithstanding, there shall be no adjustment in the Limited Partner's Capital Contribution resulting from Actual Tax Credits allocated to the Limited Partner being less than Projected Tax Credits, or in the Missouri Limited Partner's Capital Contribution resulting from Missouri Tax Credits allocated to the Missouri
Limited Partner being less than Projected Missouri Tax Credits, if such shortfall is a result of any of the following:

                  (1) Repeal, amendment or modification   to  Section  42 of the
Code or the regulations thereunder or repeal amendment or modification of Sections 135.350 et. seq. Missouri Revised Statutes;

                  (2) Reduction in eligible basis resulting from MHDC's denial to rebuild the Project after the occurrence of a cause beyond the control of the Partnership, including, but not limited to, fire, windstorm, or other property or casualty loss, or condemnation;

                  (3) Determination that the Limited Partner is not eligible to be allocated the Projected Tax Credits or the Missouri Limited Partner is not eligible to be allocated the Missouri Tax Credits for any reason, including, but not limited to, application of the Code to the provisions of Article X of the Partnership Agreement; and

                  (4) Any action or omission of the Limited Partner, Special Limited Partner or Missouri Limited Partner.

         Section 7.5 Capital Contribution of Special Limited Partner. The Special Limited Partner shall make a Capital Contribution of $219.55 at the time of the Limited Partner's Capital Contribution payment referenced in Section 7.2(a) upon the same conditions. The Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         Section 7.6 Return of Capital Contribution. From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

         Section 7.7 Liability of Limited Partner, Special Limited Partner and Missouri Limited Partner. The Limited Partner, Special Limited Partner and Missouri Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner, Special Limited Partner and Missouri Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

         Section 7.8 Missouri Limited Partner. The Missouri Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         Section 8.1 Operating and Maintenance Account. The Partnership shall establish an operating and maintenance account and shall deposit thereinto an annual amount equal to $200 per residential unit per year for the purpose of repairs, maintenance and capital repairs. Said deposit shall be made monthly in equal installments. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.2 Tax and Insurance Account. The Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.3 Program Reserve Account. The Partnership shall establish a program reserve account with MHDC from funds referenced in Section 7.2(b)(3) for the purpose of funding the annual costs of the after school care program, the program planning consultant ("Program Planning"), miscellaneous supplies and equipment, and computer software and maintenance for a minimum of five years.

         Section 8.4 Other Reserves. The General Partner, may establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any real estate taxes, Insurance, debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         Section 9.1 Power and Authority of General Partner. Subject to the Consent of the Special Limited Partner and the Consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, the decision of a majority in Interest of the General Partner shall be binding on all the General Partner. If there is more than one General Partner, a majority in Interest of the General Partner may appoint a Managing General Partner who shall administer the day to day affairs of the Partnership and shall make decisions and take actions on behalf of the Partnership in connection therewith. The Managing General Partner shall regularly consult with, and report to, the other General Partners with respect to its activities. If the Managing General Partner shall cease to be a General Partner or shall resign as Managing General Partner, a majority in Interest of the General Partners may choose a new Managing General Partner. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         Section 9.2 Payments to the General Partners and Others.

         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $475,500 in accordance with the Development Services Agreement entered into by and between the Developer and the Partnership on the even date hereof. The Development Services Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing costs, loan fees, building materials, labor and $475,500 of the Development Fee. If any Capital Contribution proceeds are remaining after Completion of Construction and all construction costs, excluding the unpaid Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the unpaid Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed three years. If the Management Agent is an Affiliate of the General Partner then commencing with the termination of the Operating Deficit Guarantee Period, in any year in which the Apartment Housing has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

                  (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent for cause as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner if such Management Agent fails to provide or inaccurately provides in any material respect, the information required in Section 14.1, 14.2 and 14.3 of this Agreement.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner, which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent. The Consent of the Special Limited Partner in reference to this Section shall not be unreasonably withheld.

         (d) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 2001 equal to 15% of the remaining cash flow from operations but in no event less than $1,000 for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this

Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from remaining cash flow from operating in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year remaining cash flow from operations is insufficient to pay the full $1,000, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient remaining cash flow from operations, as provided in Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (e) The Partnership shall pay to the General Partner an Incentive Management Fee equal to 70% of the remaining cash flow from operations for each fiscal year of the Partnership commencing in 2001 for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the
Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by
Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         (f) The Partnership shall pay $15,000 to Crestwood Building Associates, Inc. as a one time incentive fee for using its best efforts to obtain a certi-ficate ofoccupancy in 2001 in order to allocated Tax Credits during 2001 as specified in Section 7.4 (d) of this Agreement.

         Section 9.3 Specific Powers of the General Partner. Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with this Agreement;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and successor Management Agents (provided that the selection of any Accountant or Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e) deposit,   withdraw,   invest,  pay,  retain  and   distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f) execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         Section 9.4 Authority Requirements.  During  the   Compliance   Period,
the following provisions shall apply.

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

         (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

         (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on General Partner's Power and Authority. Not-withstanding the provisions of this Article IX, the General Partner shall not:

         (a) except as required by Section 9.4, act in contravention of this Agreement;

         (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c) confess a judgment against the Partnership;

         (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) admit a Person as a General Partner except as provided in this Agreement;

         (f) admit a Person as a Limited Partner, Missouri Limited Partner or Special Limited Partner except as provided in this Agreement;

         (g) violate any provision of the Mortgage;

         (h) cause the Apartment Housing apartment units to be rented to anyone other than Qualified Tenants;

         (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

         (j) cause any recapture of the Tax Credits;

         (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l) commingle funds of the Partnership with the funds of another Per-son; or

         (m) take any action which requires the Consent of the Special Limited Partner or the Consent of the Limited Partner or the Missouri Limited Partner unless the General Partner has received said Consent.

         Section 9.6 Restrictions on Authority of General Partner. Without Con-sent of the Special Limited Partner, the General Partner shall not:

         (a) sell, exchange, lease or otherwise dispose of the Apartment Hous-ing;

         (b) incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner, the Missouri Limited Partner or the Special Limited Partner;

         (d) contract away the fiduciary duty owed to the Limited Partner, the Missouri Limited Partner and the Special Limited Partner at common law;

         (e) take any action which would cause the Apartment Housing to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Apartment Housing, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC; or which would cause the Missouri Limited Partner to fail to obtain the Projected Missouri Tax Credits or which would cause the recapture of any Missouri Tax Credits;

         (f) cause the merger or other reorganization of the Partnership;

         (g) dissolve the Partnership, except as provided in this Agreement;

         (h) acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

         (i) become personally liable on or in respect of, or guarantee, the Mortgage or any other mortgage indebtedness of the Partnership;

         (j) pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.8 hereof or specifically provided for in this Agreement;

         (k) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner except as otherwise provided in this Agreement;

         (l) cause the Partnership to convert the Apartment Housing to coopera-tive or condominium ownership; or

         (m) cause or permit the Partnership to make loans to the General Partner or any Affiliate.

         Section 9.7 Duties of General  Partner.  The  General  Partner   agrees
that it shall at all times:

         (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

         (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) cause the Partnership to carry Insurance from an Insurance Company;

         (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC and Missouri Tax Credits; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC and Missouri Tax Credits from the State Tax Credit Agency;

         (f) use reasonable efforts to assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) pay from Partnership funds, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC and Missouri Limited Partner compliance data and Plans and Specifications; and (3) to make copies thereof;

         (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC and Missouri Tax Credits with respect to 100% of the apartment units in the Apartment Housing. To that end, the General Partner agrees, without limitation:
(1) to make all elections requested by the Special Limited Partner under Section 42 of the Code or the RsMO to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of Section 42 of the Code and the requirements of the RsMO, (4) to make all certifications required by Section 42(l) of the Code, or the RsMO, or any successors thereto; and (5) to operate the Apartment Housing as to comply with all other Tax Credit Conditions; and

         (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8 Obligations to Repair and Rebuild Apartment Housing. With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

         Section 9.9 Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed only for the Partnership's Cash Expenses unless the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, and subject to the limitations on the reimbursement of such expenses set forth herein. For purposes of this Section, Cash Expenses shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services. Notwithstanding, the "actual cost of goods and services" and "administrative services" includes a profit payable to the General Partner or affiliate in an amount not to exceed an amount which would be charged by nonaffiliated persons for comparable goods and services.

         (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

                  (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or executive vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

         (c) Anything  in   the  Partnership    Agreement   to   the   contrary
notwithstanding, the developer is authorized to obtain the Partnership's property and casualty Insurance through Chubb Group of Insurance Companies, which is reinsured by Rural Housing Reinsurance Company International, Ltd., an entity in which the principle of the developer is a shareholder.

         Section 9.10 General Partner Expenses. The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to Section 9.9 and all expenses which are unrelated to the business of the Partnership.

         Section 9.11 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

         Section 9.12 Covenants, Representations and Warranties. The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and the Missouri Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner, the Missouri Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any material provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner substantially in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

         (d) Additional Improvements on the Project, if any shall be completed substantially in conformity with Plans and Specifications approved by the Special Limited Partner.

         (e) All conditions to the funding of the Construction Loan have been met.

         (f) The  Apartment  Housing  is  being  operated  in  accordance   with
standards and procedures which are prudent and customary for the operation of properties similar to the Apartment Housing.

         (g) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (h) The Partnership is in compliance in all material respects with all construction and use codes applicable to the Apartment Housing and is not in violation in any material respect of any zoning, environmental or similar regulations applicable to the Apartment Housing.

         (i) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

         (j) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

         (k) The Partnership has obtained Insurance written by an Insurance Company.

         (l) The Partnership owns the fee simple interest in the Apartment Housing.

         (m) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (n) The Partnership will require the Accountant to depreciate the Improvements over a 27 1/2 year term. Site work, landscaping and personal property (cabinets, appliances, carpet and window coverings) shall be broken out separately from Improvements and depreciated over 7 years using the cost recovery system, mid-year 200% declining balance depreciation method.

         (o) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. The General Partner covenants that the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner, Missouri Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

         (p) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (q) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable, and the Partnership will allocate tot he Missouri Limited Partner the Projected Annual Missouri Tax Credits, or the Revised Projected Missouri Tax Credits, if applicable.

         (r) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the Title Policy.

         (s) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

         (t) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (u) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

         (v) No event has occurred which constitutes a default under any of the Project Documents.

         (w) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner or the Missouri Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's or the Missouri Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner or if the action causing the Missouri Limited Partner to be liable for the Partnership obligations is undertaken by the Missouri Limited Partner.

         (x) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the completion of construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Apartment Housing only insofar as they or any of them are part of the general public.

         (y) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner, Missouri Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner and the Missouri Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (z) The General Partner has and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         The General Partner shall be liable to the Limited Partner and the Missouri Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner or the Missouri Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.97% to the Limited Partner, 0.01% to the Missouri Limited Partner, 0.01% to the Special Limited Partner, and 0.01% to the General Partner. Any and all Missouri Tax Credits shall be allocated to the Missouri Limited Partner. Missouri Tax Credits are those Tax Credits under the State of Missouri Tax Code deductible from income tax, otherwise payable to the State of Missouri.

         Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a) As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) second, the balance, if any, of such Income shall be allocated 64.98% to the Limited Partner, .01% to the Special Limited Partner, 35% to the General Partner and 0.01% to the Missouri Limited Partner.

         (b) Losses shall be allocated 99.97% to the Limited Partner, 0.01% to the Missouri Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

         (c) Notwithstanding  the foregoing  provisions of  Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner or the Missouri Limited Partner. In the event an allocation of 99.97%, 0.01%, 0.01% or 0.01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner or the Missouri Limited Partner and as is necessary to allow the Limited Partner, the Special Limited Partner or the Missouri Limited Partner to be allocated 99.97%, 0.01%, 0.01% and 0.01%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner, the Special Limited Partner or the Missouri Limited Partner, it being the intent of the parties that the Limited Partner, the Special Limited Partner and the Missouri Limited Partner always shall be allocated 99.98%, 0.01%, 0.01% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.97%, 0.01%, 0.01% and 0.01%, respectively, of the Apartment Housing depreciation.

         Section 10.3 Special  Allocations. The following  special   allocations
shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.

The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.97% to the Limited Partner, 0.01% to the Special Limited Partner, 0.01% to the Missouri Limited Partner and 0.01% to the General Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital

Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

                  (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the General Partner of each material item of Partnership income, loss, deduction or credit will not be less than 0.01% of each such item at all times during the existence of the Partnership.

         (n) Interest deduction on the Partnership  indebtedness  referred to in
Section 6.3 shall be allocated 100% to the General Partner.

         (o) In the event all or part of the Incentive Management Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and
10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner and the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i), 10.3(j), 10.3(k), 10.3(l), 10.3(m), 10.3(n)
and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5 Other Allocation Rules.

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit and the Missouri Tax Credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that (1) LIHTC will be allocated 99.97% to the Limited Partner, 0.01% to the Missouri Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner and (2) the Missouri Tax Credits will be allocated 100% to the Missouri Limited Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partner-ship profits are as follows: Limited Partner: 99.97%; Missouri Limited
Partner:  0.01%; Special Limited Partner: 0.01%; General Partner: 0.01%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

         (f) Tax Credits shall be allocated 99.97% to the Limited Partner, 0.01% to the Missouri Limited Partner, 0.01% to the Special Limited Partner, and 0.01% to the General Partner. In the event there occurs a recapture of Tax Credits previously allocated to the Partners, the responsibility for the recapture of such Tax Credits shall be allocated in accordance with the requirements of the Code and the Treasury Regulations; namely, to the Partners (if permitted by applicable law) who are or are deemed to be Partners in the year in which such recapture occurs, in accordance with their interests in the losses of the Partnership for that year. Missouri Tax Credits shall be allocated 100% to the Missouri Limited Partner, which Missouri Limited Partner also shall be allocated 100% of any recapture of Missouri Tax Credits.

         Section 10.6 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.37(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.37(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

         Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or the Missouri Limited Partner or Consent of the Special Limited Partner.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a) to pay the current Reporting Fee and then to pay any accrued Reporting Fees which have not been paid in full from previous years;

         (b) to pay the Deferred Management Fee, if any;

         (c) to pay the interest and then principal on the Development Fee;

         (d) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this
Section 11.1;

         (e) to pay the Incentive Management Fee; and

         (f) the balance, 30% to the Limited Partner and 70% to the General Partner.

         Section 11.2 Distribution of Sale or Refinancing Proceeds. Sale or Refinancing Proceeds shall be distributed in the following order:

         (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner and Missouri Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership; and

         (d) thereafter, 64.98% to the Limited Partner, .01% to the Special Limited Partner, 35% to the General Partner, and 0.01% to the Missouri Limited Partner.

                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

         Section 12.1 Assignment of Limited Partner's Interest. The Limited Partner, Special Limited Partner and Missouri Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

         (a) a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which consent shall not be unreasonably withheld; and

         (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         (d) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to Southern California Bank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Sections 12.1(a) through (c) above.

         THE LIMITED PARTNERSHIP INTEREST, THE MISSOURI LIMITED PARTNER AND THE SPECIAL LIMITED PARTNER INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         Section 12.2 Effective Date of Transfer. Any assignment of a Limited Partner's Interest or Special Limited Partner and Missouri Limited Partner's

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

Interest pursuant to Section 12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         Section 12.3 Invalid Assignment. Any purported assignment of an Interest of a Limited Partner, Special Limited Partner or Missouri Limited Partner otherwise than in accordance with Section 12.1 or Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

         Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

         Section 12.5 Substitution of Assignee as Limited Partner, Special Limited Partner or Missouri Limited Partner.

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Special Limited Partner or Missouri Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner, Special Limited Partner or Missouri Limited Partner, or Southern California Bank or its successors, may become a Substitute Limited Partner, Substitute Special Limited Partner or Substitute Missouri Limited Partner without the consent of the General Partner.

         (b) A nonadmitted  transferee of a Limited Partner's Interest,  Special
Limited Partner Interest or Missouri Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner, Special Limited Partner or Missouri Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner, Substitute Special Limited Partner or Substitute Missouri Limited Partner as a Substitute Limited Partner, Substitute Special Limited Partner or Substitute Missouri Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

         Section 12.6 Death, Bankruptcy, Incompetency, etc. of a Limited Partner. Upon the death, dissolution, adjudication of bankruptcy, or adjudication of Incompetency or insanity of a Limited Partner, Special Limited Partner or Missouri Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of a Limited Partner, Special Limited Partner or Missouri Limited Partner, as the case may be, for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner. However, such executors, administrators or legal representatives will not have the right to become Substitute Limited Partners, Substitute Special Limited Partners or Substitute Missouri Limited Partners in the place of their respective predecessors-in-interest unless the General Partner shall so consent.

                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

         Section 13.1 Withdrawal of General Partner.

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner, and, to the extent required, of Missouri Housing Development Commission. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

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

         Section 13.2 Removal of General Partner.

         (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner, its officers or directors, if applicable, has:

                  (1) been subject to Bankruptcy in accordance with this Agree-ment;

                  (2) committed  any  fraud,  willful   misconduct,   breach  of
fiduciary duty or other grossly negligent conduct in the performance of its duties under this Agreement;

                  (3) been convicted of, or entered into a plea of guilty to, a felony;

                  (4) made personal use of Partnership funds or properties;

                  (5) violated the terms of the Mortgage and such violation prompts Missouri Housing Development Commission to issue a default letter or acceleration notice to the Partnership or General Partner and such violation has not been cured within 30 days of such letter of notice;

                  (6) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership, the Limited Partner or the Special Limited Partner required under this Agreement;

                  (7) failed to obtain the Consent of the Special Limited Part-ner prior to any decision, act or omission under circumstances where this Agree-ment requires that such Consent to be obtained, required under this Agreement;

                  (8) breached in any material respect representation, warranty or covenant contained in this Agreement, or failed in any material respect to perform any action which may be required by this Agreement;

                  (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of
Section 7.4(e) of this Agreement apply;

                  (10) violated any federal or state tax law which causes a recapture of LIHTC for which payments have not been made as prescribed in
Section 7.4 of this Agreement; or

                  (11) failed during any six-month period during the Compliance Period to cause at least 85% of the total apartment units in the Apartment Housing to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

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

         (b) The Limited Partner or Special Limited Partner shall provide the General Partner with Written notice of the removal for cause of the General Partner ("Removal Notice"). Such notice shall set forth the reasons for the removal and shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. If Section 13.2(a)(2),(5),(6) or (7) is the basis for the removal for cause, then the General Partner shall have thirty days from receipt of the Removal Notice in which to cure the removal condition; except that in regard to the Mortgage the cure period shall be the sooner of thirty days or ten days prior to the expiration of the cure period referenced in the loan documents, if any. If the condition for the removal for cause is not cured within the thirty day cure period then the General Partner's removal shall become effective on the first day following the expiration of the cure period, or, thirty-one days from the General Partner's receipt of the Removal Notice. If the removal for cause is for a condition referenced in Sections 13.2(a)(1), (3), (4), (9), (10) or (11) then the removal shall become effective upon the General Partner's receipt of the Removal Notice. Upon the General Partner's removal, the General Partner shall deliver to the Special Limited Partner within five business days of the termination of the cure period, or five business days of the Removal Notice all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Special Limited Partner. The Partner's recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Special Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner, the Missouri Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner, the Missouri Limited Partner and the Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

         (a) In the event of a Withdrawal which is not an Involuntary Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of an Involuntary Withdrawal, except as provided in the preceding paragraph or in Section 13.3(b)(2) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

                  (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American

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

Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

         (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) further, the Withdrawing General Partner shall be repaid outstanding obligations, advances, or loans only to the extent and in the amount such obligations, advances or loans exceed amounts owed to the Partnership by the Withdrawing General Partner by mutual agreement of the Withdrawing General Partner and Special Limited Partner. If the Withdrawing General Partner and the Special Limited Partner cannot reach an agreement within fifteen (15) business days then the determination shall be made by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership.

         Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section
13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

         Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest, Missouri Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

         Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Special Limited Partner.

         Section 13.7 No Goodwill Value. At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1 Books and Accounts.

         (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

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

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

                  (4) copies of the original of this Agreement and all amend-ments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years;

                  (6) the Partnership's books and records for at least the current and past three fiscal years; and

                  (7) in regard to the first tenants to occupy the apartment units in the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

         (b) Upon the request of the Limited Partner, the Missouri Limited Partner or the General Partner shall promptly deliver to the Limited Partner or the Missouri Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

         Section 14.2 Accounting Reports.

         (a) By March 10 of each calendar year the General Partner shall provide to the Limited Partner, Missouri Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located.

         (b) By March 1 of each calendar year after the year in which the Apartment Housing is placed in service, the General Partner shall send to the Limited Partner, Missouri Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner, the Missouri Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

         Section 14.3 Other Reports. The General Partner shall provide to the Limited Partner, Missouri Limited Partner and the Special Limited Partner the following reports:

          (a) a copy of the construction schedule and any updates to the construction schedule and by the twentieth day of each month a copy of the pre-vious month's Construction Loan draw requests and the Inspecting Architect's application and certification of payment (AIA Document G702, or similar form acceptable to the Limited Partner).

         (b) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 90% or better, by the twenty-fifth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet on the Management Agent's form which will be similar to the monthly initial tenant certification worksheet included in Exhibit "G" attached hereto and incorporated herein by this reference;

         (c) a quarterly tax credit compliance report on the Management Agent's form, which will be similar to the worksheet included in Exhibit "G" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner;

         (d) a quarterly report on operations, on the Management Agent's form, which will be similar to the form attached hereto as Exhibit "G", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

         (e) by September 15 of each year, an estimate of LIHTC and Missouri Tax Credits for that year;

         (f) if the Apartment Housing receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Such certification shall be provided to the Limited Partner, the Missouri Limited Partner and the Special Limited Partner by December 31 of the year during which the reservation was received. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the General Partner shall provide to the Limited Partner and the Missouri Limited Partner satisfactory evidence as determined by the Special Limited Partner, that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies;

         (g) during the Compliance Period, no later than 10 days any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

         (h) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

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

         (i) within sixty (60) days after the payment date of the real estate property taxes each and every year verification that the same has been paid in full;

         (j) within seventy-five (75) days of the end of the General Partner's fiscal year, a copy of the General Partner's updated financial statement of the previous year;

         (k) on or before November 15th of each calendar year, a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Expenses of the Partnership. Such Budget shall only be adopted with the Consent of the Special Limited Partner; and

         (l) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2(a) within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full. If the General Partner does not fulfill its obligations under Section 14.2(b) and Section 14.3 within 30 days of receiving written notice by the Limited Partner, then the General Partner and their Affiliates shall forthwith cease to be entitled to any fees and cash flow from operations referenced in Section 11.1 of this Agreement and to any Sale or Refinancing Proceeds to which they may otherwise be entitled hereunder. Such payments of fees and cash flow from operations referenced in Section 11.1 of this Agreement and Sale and Refinancing Proceeds shall be restored only upon delivery of such documents.

         Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit during normal business hours which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

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

         Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

         Section 14.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

         Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

         Section 14.9 Certificates and Elections.

         (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code and Section
135.352 of the RsMO.

         (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

         Section 15.1 Dissolution of Partnership. The Partnership shall be dis-solved upon the expiration of its term or the earlier occurrence of any of the following events.

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner and the Missouri Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.

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

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of Missouri Housing Development Commission to which the Partnership is subject.

         Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Capital Contribution of the Limited Partner and/or the Missouri Limited Partner under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

         Section 15.3 Distribution of Assets. Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

         (b) In the event that a General Partner has a deficit balance in its Capital Account following the Liquidation of the Partnership or its interest, as determined after taking into account all Capital Account adjustments for the Partnership taxable year in which such Liquidation occurs, such General Partner shall pay to the Partnership the lesser of (1) the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-(b)(2)(ii)(b)(3), (2) 1.01% of the Capital Contribution less any prior Capital Contributions made by the General Partner.

                  (1) The deficit reduction amount shall be paid by the General Partner by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon Liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances.

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

         (c) With respect to assets distributed in kind to the Partners in Liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the Liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon Liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

         Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner, Missouri Limited Partner and the Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

         Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

         (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may be amended by a unanimous Consent of the Partners after a meeting of the Partners, which meeting shall be held after proper notice as provided in Section 17.2 of this Agreement. For purposes of this Article XVI, a Partner shall grant its Consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         Section 17.1 Voting Rights.

         (a) The  Missouri  Limited  Partner  shall have no voting  rights.  The
Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. At a meeting of the Partnership, the Limited Partner may vote:

                  (1) to approve or disapprove the Sale or Refinancing of the Apartment Housing;

                  (2) to remove the General Partner and elect a substitute Gen-eral Partner as provided in this Agreement;

                  (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

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

                  (4) to approve or disapprove the dissolution of the Partner-ship;

                  (5) subject to the provisions of Article XVI hereof, to amend this Agreement; or

                  (6) to approve or disapprove the refinancing of the Mortgage.

         (b) On any matter where any Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

         (c) The Special Limited Partner shall have the right to Consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such Consent unless such Consent has been obtained.

         Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, sent by a reputable overnight delivery service or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

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

To the General Partner:          Central Missouri Counties' Human Developmen,
                                 a Non-Profit Corporation
                                 807-B North Providence Road
                                 Columbia, Missouri 65203

To the Limited Partner:          WNC Housing Tax Credit Fund VI, L.P., Series 6
                                 c/o WNC & Associates, Inc.
                                 3158 Redhill Ave., Suite 120
                                 Costa Mesa, California 92626-3416

To the Missouri
Limited Partner:                 WNC Missouri Tax Credits XXXI, L.P.
                                 c/o WNC & Associates, Inc.
                                 3158 Redhill Ave., Suite 120
                                 Costa Mesa, California 92626-3416

To the Special
Limited Partner:                 WNC Housing, L.P.
                                 3158 Redhill Ave., Suite 120
                                 Costa Mesa, California 92626-3416

         Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

         Section 17.5 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

         Section 17.6 Amendment of Certificate of Limited Partnership.

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

                  (1) a change in the name of the Partnership.

                  (2) a change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (3) the admission of a General Partner and that Partner's address; or

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

                  (4) the discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

         Section 17.7 Counterparts.  This   Agreement  may be executed in one or
more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         Section 17.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         Section 17.9 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section 17.10 Certain Provisions. If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Limited Partner, Special Limited Partner or Missouri Limited Partner, such provisions shall be void and ineffectual.

         Section 17.11 Tax Matters Partner. All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership.

         (a) The Tax Matters Partner shall furnish to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax

Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

         (b) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

         (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

         (d) The Partners consent and agree that in connection with any audit of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         Section 17.12 Number and  Gender.  All   pronouns   and any  variations
thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         Section 17.13 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         Section 17.14 Governing Law. This Agreement and its application shall be governed by the laws of the State.

         Section 17.15 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         Section 17.16 MHDC Requirements.

The Partnership is authorized to execute a deed of trust note and deed of trust and security agreement in order to secure a loan to be made by the MHDC and to execute an MHDC regulatory agreement (MHDC Regulatory Agreement) and such other documents as may be required by MHDC, or any other lender in connection with such loan.

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

Upon execution, the MHDC Regulatory Agreement shall be binding upon the Partnership and all of the partners, whether they become Partners before or after the execution of such MHDC Regulatory Agreement, and such Regulatory Agreement shall remain binding upon the Partnership and the Partners so long as a deed of trust and security agreement on the Partnership property is held by MHDC or successors or assigns.

Any incoming Partner shall, as a condition of receiving an interest in the Partnership, agree(s) to be bound by the deed of trust note, the deed of trust and security agreement, the MHDC Regulatory Agreement and all other documents required by MHDC, or any lender in connection with such loan to the same extent and upon the same terms as the other Partners.

Upon dissolution of the Partnership, no title or right to possession and control of the Partnership property, and no right to collect the rents therefrom, shall pass to any Partnership or person who is not bound by the MHDC Regulatory Agreement in a manner satisfactory to MHDC.

Any other provisions of this Partnership Agreement to the contrary notwithstanding, so long as the Partnership property is encumbered by the deed of trust and security agreement held by MHDC or its successor or assign: (1) no distributions (as that term is defined in the MHDC Regulatory Agreement or payments to any partner shall be made except as permitted by the terms of the MHDC Regulatory Agreement; and, (2)the provisions contained in this section shall not be deleted, amended or modified without prior written consent of MHDC.

If anything in this Agreement conflicts with the MHDC Regulatory Agreement, the Regulatory Agreement shall prevail.

The Partnership shall be a single asset, single purpose entity.

         Section 17.17 Receipt of MHDC Correspondence. By their signatures below, the Partners agree that the General Partner shall send to the Limited Partner, Missouri Limited Partner and Special Limited Partner a copy of any correspondence relative to the Project's noncompliance with the Mortgage Note, relative to the acceleration of the Mortgage Note and relative to the disposition of the Project.

         Section 17.18 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in their respective Interests of such Partner in all funds distributable to said Partner to the extent of the amount of such obligation.

         Section 17.19 Liability for Acts and Omissions.

         (a) Neither the General Partner nor any Affiliate shall be liable, re-sponsible or accountable in damages or otherwise to any of the Partners of the Partnership for any act or omissions performed or omitted by them if they determined in good faith that such action or omission was in the best interests of the Partnership, and such course of action did not constitute neg-ligence or misconduct by such Persons.

         (b) The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability as to which such party is herein prohibited from being indemnified.

         (c) The  General  Partner  shall  not   be   required  by  this  Agree-
ment to take any action requiring the expenditure of funds if Partnership funds are not available.

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Boonville Associates I, L.P., a Missouri limited partnership, is made and entered into as of the ________ day of _________________, 2000.

GENERAL PARTNER


  Central Missouri Counties' Human Development, a Non-profit Corporation,

  By:     ____________________________
          David L. Thayer,
          Executive Director

  WITHDRAWING LIMITED PARTNER

  Crestwood Development, Inc.

  By:     ____________________________
          Kenneth M. Vitor,
          President

   LIMITED PARTNER

   WNC Housing Tax Credit Fund VI, L.P., Series 6

   By:     WNC & Associates, Inc.,
           General Partner

           By:      _________________________
                    David N. Shafer,
                    Executive Vice President



Signatures continued on next page

 SPECIAL LIMITED PARTNER

 WNC Housing, L.P.

 By:     WNC & Associates, Inc.,
         General Partner

         By:      _____________________________
                  David N. Shafer,
                  Senior Vice President

 MISSOURI LIMITED PARTNER

 WNC Missouri Tax Credits XXXI, L.P.

 By:     WNC Advisors, LLC
         General Partner

         By:      WNC & Associates, Inc.
                  Managing Member

                  By:      ___________________________
                           David N. Shafer,
                           Executive Vice President

                       EXHIBIT A TO PARTNERSHIP AGREEMENT

                                LEGAL DESCRIPTION

A tract of land proposed Lot H, WOODLAND PARK Plat 1 located in the Northeast Quarter of Section Eleven (11) and in the Northwest Quarter of Section Twelve
(12), both in Township Forty-eith (48) North, Range Seventeen (17) West, Cooper County Missouri, being part of the tract described by the Quit-Claim Deed recorded in Book 195, Page 186 and being more particularly described as follows:
Commencing at the Northwest corner of Section Twelve (12), Forty-eight (48), Township Seventeen (17); thence with the Section line, North 84 degrees 46 minutes 55 seconds East 30.00 feet; thence leaving said section line, South 4 degrees 2 minutes 5 seconds East 190.00 feet to the point of beginning; thence from the point of beginning, continuing South 4 degrees 2 minutes 3 seconds East, 265.94 feet; thence South 50 degrees 25 minutes 40 seonds West, 680.60 feet to the Southwest line of the tract described by the Quit-Claim Deed recorded in Book 195, Page 186; thence with said line, North 50 degrees 00 minutes 55 seconds West 191.97 feet to the right-of-way line of Route B; thence North 46 degrees 36 minutes 50 seconds East, 16.89 feet; thence North 49 degrees 43 minutes 40 seconds West, 100.76 feet; thence North 4 degrees 57 minutes 5 seconds West, 440.00 feet; thence North 85 degrees 25 minutes 45 seconds East
757.99 feet to the point of beginning.

                       EXHIBIT B TO PARTNERSHIP AGREEMENT

                              FORM OF LEGAL OPINION



WNC Housing Tax Credit Fund VI, L.P., Series 6
c/o WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

RE:      Boonville Associates I, L.P.

Ladies and Gentlemen:

         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership (the "Limited Partner") and WNC Missouri Tax Credits XXXI, L.P., a California limited partnership (the "Missouri Limited Partner") in Boonville Associates I, L.P. (the "Partnership"), a Missouri limited partnership formed to own, develop, construct, finance and operate an apartment complex for low-income persons (the "Apartment Complex") in Boonville, Cooper County, Missouri. The general partner of the Partnership is Central Missouri Counties' Human Development, a Non-Profit Corporation (the "General Partners").

         In rendering the opinions stated below, we have examined and relied upon the following:

         (i)               [Certificate of Limited Partnership];

         (ii) [Amended and Restated Agreement of Limited Partner-ship](the "Partnership Agreement");

         (iii) A preliminary reservation letter from [State Allocating Agency] (the "State Agency") dated _________, 199___ conditionally awarding $_______________ in Federal tax credits annually for each of ten years and $_______________ in California tax credits annually for each of four years for the Apartment Complex; and

         (iv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.

Based on the foregoing we are of the opinion that:

         (a)  ________________________,  one  of  the  General  Partners,  is  a
[corporation/partnership] duly formed and validly existing under the laws of the State of _____________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement. _____________________, one of the other General Partners, is a [corporation/partnership] duly formed and validly existing under the laws of the State of __________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement.

         (b) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Missouri.

         (c) The Partnership is validly existing under and subject to the laws of Missouri with full power and authority to own, develop, [construct/rehabilitate], finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

         (d) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and, having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

         (e) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s) or the Partnership is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership or any General Partner which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

         (g) The Limited Partner and the Special Limited Partner and Missouri Limited Partner have been admitted to the Partnership as limited partners of the

Partnership under law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership
Agreement, no person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

         (h) Liability of the Limited Partner for obligations of the Partnership is limited to the amount of the Limited Partner's capital contributions required by the Partnership Agreement and liability of the Missouri Limited Partner for obligations of the Partnership is limited to the amount of the Missouri Limited Partner's capital contributions required by the Partnership Agreement.

         (i) Neither the General Partner(s) of the Partnership nor the Limited Partner nor the Special Limited Partner and Missouri Limited Partner will have any liability for the Mortgage represented thereby (as those terms are defined in the Partnership Agreement, and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

         (j) The  Partnership  owns a  fee  simple  interest  in  the  Apartment
Complex.

         (k) To the best of our actual knowledge and belief, after due inquiry, the Partnership has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, [construction/ rehabilitation] and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

         (l) The non-profit General Partner: (I) is described within the meaning of Section 509(a) and is exempt from tax under Section 501(c)(4) of the Internal Revenue Code; (ii) is determined by the State Agency not to be affiliated with or controlled by a for-profit organization; and (iii) one of the exempt purposes of such non-profit General Partner includes the fostering of low income housing.

         (m) The non-profit General Partner owns an interest in the Apartment Complex (directly or through a partnership) and materially participates [within the meaning of Section 469(h)] in the development and operation of the Apartment Complex through out the tax credit compliance period.

         (n) The non-profit General Partner satisfies the requirements and conditions of California Revenue and Taxation Code Sections 214(g) and 214.8 and, provided such requirements and conditions are maintained, the Partnership shall be entitled to a property tax exemption within the meaning of those Sections.

         (o) The Apartment Complex has obtained a preliminary reservation of low income housing tax credits ("LIHTC") and Missouri low income housing tax credits ("Missouri Tax Credits") from the State Agency. The final allocation of the LIHTC and Missouri Tax Credits, and ultimately eligibility of the Apartment Complex for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Complex will qualify for LIHTC and Missouri Tax Credits.

         All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

         We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner and its legal counsel and the Missouri Limited Partner and its legal counsel. We acknowledge that each such legal counsel will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.


Sincerely,


--------------------

                       EXHIBIT C TO PARTNERSHIP AGREEMENT

                           CERTIFICATION AND AGREEMENT

         CERTIFICATION  AND  AGREEMENT  made as of the  date  written  below  by
Boonville Associates I, L.P., a Missouri limited partnership (the "Partnership"); Central Missouri Counties' Human Development Corporation, a Non-profit Corporation (the "General Partner"); and Crestwood Development, Inc., (the "Original General Partner")for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership and WNC Missouri Tax Credits XXXI, L.P., a California limited partnership (the "Investment Partnerships"), and WNC & Associates, Inc. ("WNC").

         WHEREAS, the Partnership proposes to admit the Investment Partnership as a limited partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partner and the Original Limited Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

         1. Representations,   Warranties  and  Covenants  of  the  Partnership,
            the General Partner and the Original Limited Partner

         The Partnership, the General Partner and the Original Limited Partner jointly and severally represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

                  1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Partnership, the General Partner and the Original Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partner and the Original Limited

Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner or Original Limited Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or Original Limited Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partner and the Original Limited Partner, enforceable against each of them in accordance with its terms.

                  1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

                  1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

                  1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

                  1.5 All conditions to admission of the Investment  Partnership
as  the  investment  limited  partner  of  the  Partnership   contained  in  the
Partnership Agreement have been satisfied.

                  1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

                  1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable, and the Projected Missouri Tax Credits, if applicable.

                  1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit and the Projected Missouri Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

                  1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

                  1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

                  1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

                  1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

                  1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

         2. Miscellaneous

                  2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

                  2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

                  2.3 Capitalized    terms   used   but  not   defined  in  this
Certification Agreement shall have the meanings given to them in the Partnership Agreement.

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the day of ____________, 2000.

PARTNERSHIP

Boonville Associates I, L.P.

By:      Central Missouri Counties' Human Development,
         a Non-Profit Corporation,
         General Partner

         By:      ________________________
                  David L. Thayer,
                  Executive Director

GENERAL PARTNER

Central Missouri Counties' Human Development, a Non-Profit Corporation


By:      ____________________
         David L. Thayer,
         Executive Director


ORIGINAL LIMITED PARTNER

Crestwood Development, Inc., a Missouri corporation


By:      ___________________
         Kenneth M. Vitor,
         President

                       EXHIBIT D TO PARTNERSHIP AGREEMENT



                         FORM OF COMPLETION CERTIFICATE

            (to be used when construction [rehabilitation] completed)

                             COMPLETION CERTIFICATE

The undersigned, an architect duly licensed and registered in the State of Missouri, has reviewed the final working plans and detailed specifications for Boonville Associates I, L.P., a Missouri limited partnership (the "Partnership") in connection with the construction [rehabilitation] of improvements on certain real property located in Boonville, Cooper County, Missouri (the "Improvements").

The undersigned hereby certifies (i) that the Improvements have been completed substantially in accordance with the aforesaid plans and specifications, (ii) that a permanent certificate of occupancy and all other permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance in all material respects with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that all contractors, subcontractors and workmen who worked on the Improvements have been paid in full except for normal retainages and amounts in dispute.


-----------------------------------
Apartment Housing Architect

Date:  ____________________________


Confirmed by:


-----------------------------------
General Partner

Date:  ____________________________

                          EXHIBIT E TO THE PARTNERSHIP


                           [ACCOUNTANT'S CERTIFICATE]
                            [Accountant's Letterhead]

_______________, 200____


WNC Housing Tax Credit Fund VI, L.P., Series 6
c/o WNC & Associates, Inc.
3158 Redhill Ave., Suite 120
Costa Mesa, California 92626

RE:  Partnership
     Certification as to Amount
     of Eligible Tax Credit Base

Gentlemen:

In connection with the acquisition by WNC Housing Tax Credit Fund VI, L.P., Series 6 (the "Limited Partner") of a limited partnership interest in Boonville Associates I, L.P., a Missouri limited partnership (the "Partnership") which owns a certain parcel of land located in Fredericktown, Madison County, Missouri and improvements thereon (the "Apartment Housing"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Apartment Housing under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $_______________, which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Apartment Housing of $________________, a qualified basis (as defined in Section 42(c) of the Code) of the Apartment Housing of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of _____%.

Sincerely,


-------------------------

                     EXHIBIT F TO THE PARTNERSHIP AGREEMENT

                           [CONTRACTOR'S CERTIFICATE]
                            [Contractor's Letterhead]

_______________, 200____

WNC Housing Tax Credit Fund VI, L.P., Series 6
c/o WNC & Associates, Inc.
3158 Redhill Avenue
Suite 120
Costa Mesa, California 92626

Re: Boonville Associates I, L.P.

Dear Ladies and Gentlemen:

The undersigned Crestwood Building Associates, Inc. (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as ________ located in Boonville, Cooper County, Missouri (hereinafter known as the "Apartment Housing").

Contractor makes the following representations and warranties regarding Work at the Apartment Housing.

      Work on said Apartment Housing has been performed and completed in accordance with the plans and specifications for the Apartment Housing.

      Contractor acknowledges that all amounts owed pursuant to the contract for Work performed for Boonville Associates I, L.P. is paid in full.

      Contractor acknowledges that Boonville Associates I, L.P. is not in violation with terms and conditions of the contractual documents related to the Apartment Housing.

      Contractor   warrants   that  all  parties  who  have  supplied  Work  for
     improvement of the Apartment Housing have been paid in full.

      Contractor acknowledges the contract to be paid in full and releases any lien or right to lien against the above property.

The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.

             (NAME OF COMPANY)

             By:_________________________________________

             Title:________________________________________

                       EXHIBIT G TO THE PARTNERSHIP
                              REPORT OF OPERATIONS
                 QUARTER ENDED:____________________________,200X

-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
RESIDENT MANAGER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

------------------------------------       -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CONTACT:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                              OCCUPANCY INFORMATION

A. Number of Units_____ Number of RA Units_____ Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                  Remained the Same _____

C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ---------------------------------------------------------------------------

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.

                             OPERATIONAL INFORMATION

                Rent Schedule and Increases from Previous Quarter


                       Number     Monthly Rent         Rent Increases  Effective
                       of Units   Basic / Market    Amount    Percent    Date


1 Bedroom              ________   ______________    _________________  ________

2 Bedroom              ________   ______________    _________________  ________

3 Bedroom              ________   ______________    _________________  ________


                              PROPOSED MAINTENANCE


                                       Completed        Funded by
   Type                Description        or            Operations or    Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                              CONDITION OF PROPERTY

THE OVERALL APPEARANCE OF THE BUILDING(S) IS:

Excellent                  Good                     Fair                Bad

THE OVERALL APPEARANCE OF THE GROUNDS IS:

Excellent                  Good                     Fair                 Bad

EXTERIOR CONDITION (Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------

INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus      Deficit          Amount

       If deficit, General Partner funding?        Yes     No       Amount

       Mortgage Payments are:   On Schedule        Delinquent       Amount

       Are the taxes current?          Yes         No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes         No        Renewal Date
       (please provide copy of yearly renewal)

B.     Please note and explain any significant changes in the following:

       Administrative Expense   Increase        Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense      Increase    Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense        Increase          Decrease             Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense    Increase       Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No

       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total

Beginning Balance:

Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits
                          -----------       ----------       -------    -------
Authorized Disbursements:
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------

(1) Must agree with amount shown on the balance sheet.



Prepared By:                                                Date:
-------------------------------------------------------------------------------
Firm:                                                       Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME

Fund:            Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
Property Name:   [ ] 20/50 or [  ] 40/60 Election
Address:         Does the 51% average apply?
                 [  ] Y [  ] N
                 Deeper Set-Aside __% @ 50% AMI

County:
                                                    Management Company

[ ] Multi-Family                                    Contact Person:
[ ] Elderly

  24 Number of Units                                Phone #

     Number of Exempt
     Units
LIHTC Project#

-----------------------------------------------------------------------------
                                                                 Gross   Move-In
Unit  First Time   Move-In  # of                        # in   Income   Income
#     Tenant Name  Date     Bdrms  Sq. Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

Tenant                                        Less                Tenant
Income       Income         Asset      Unit   Rent      Tenant    Utility
Qualified Verification  Verification   Rent   Subsidy   Payment   Allowance

-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME


Quarter Ending: Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
                [  ] 20/50 or [  ] 40/60 Election
                Does the 51% average apply? [  ] Y [  ] N
                Deeper Set-Aside : ( List Details)

Property Address:

County:    Allocation:                                 Management Company:

      [  ] Pre-1990 (Rent based on number of persons)  Contact Person:
      [  ] Elected to change No. Bedrm
      [  ] Post-1989 (Based on number of Bedroom)

[  ] Multi-Family  [  ] Elderly                         Phone No.

      Number of Units
      Number of Exempt Units                            Fax No.
                                                        Prepared by:

LIHTC Project#
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-In   # Of     Inc.   Set-  # In     Annual   Income
#      Name      Date      Bdrms    Pct.  Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME
(CONTINUED)


Annual  Tenant                                   Less
Recert.  Income      Income     Assets   Unit    Rent     Tenant
Date   Qualified   Verified   Verified   Rent  Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       Tenant Tax Credit Compliance Audit
                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Initial  _________        Annual________
  Check Box for Type of Certification         Management Company
                                                 This Section For WNC Use Only
Check Documents Being Sent
                                                          Received.  Reviewed
___Internal Checklist or worksheet ___Initial - Rental Application/Rental Agreement ___Initial - Questionnaire of Income/Assets ___Recertification - Questionnaire of Income/Assets ___Recertification - Addendum to Lease ___Employment Verification ___Employment Termination Verification ___Military Verification ___Verification of Welfare Benefits ___Verification of Social Security Benefits ___Verification of Disability Benefits ___Unemployment Verification ___Verification of Unemployment Compensation ___Verification Worksmen Compensation ___Retirement/Annuities Verification ___Verification of Veterans Pension ___Verification of Child Support ___Verification of Alimony Support ___Disposed of Assets Last 2 yrs.
___Real
___Investment
___Assets Verifications (savings, stocks etc.)
___Trusts/with Current Tax Return
___Lump Sum Settlements
___Notarized Affidavit of Support
___Certification of Handicap
___Notarized Self-Employed-Tax Return
___Notarized statement of no income
___Tenant Certification
------------------------------------------------------------------------------
                          This Section For WNC Use Only

         YES  NO
                     Are all required forms completed? Are all required forms dated? Did the Manager and Tenant sign all documents? Third party verification of income completed? Third party verification of assets completed?
                     Are verifications completed for all members 18 yrs. and over?
                     Did all the members of the household 18 yrs. and over sign all documents?
                     Is lease completed with a minimum of six months/ SRO monthly?
                     Addendum completed?
                     Tenant Certification completed?
                     Are all members of the household full-time students?
                     Is utility allowance correct?
                     Is correct income limit being used?
                     Is correct rent limit being used?

                       For tenants with no income

                     Was notarized statement of no income obtained with tax return?
                     or Were all sources verified (AFDC, Unemployment,
                        Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

         As General Partner of Boonville Associates I, L.P., I hereby certify as to the following:

         1. Boonville Associates I, L.P. owns a 24 unit project ("Apartment Housing") in Fredericktown, Madison County, Missouri.

         2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

         3. The Apartment Housing satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

         4. Each unit within the Apartment Housing is rent restricted as defined in Section 42(g)(2)of the Code.

         5. Each unit in the Apartment Housing is available for use by the general public and not for use on a transient basis.

         6. Each building in the Apartment Housing is suitable for occupancy in accordance with local health, safety, and building codes.

         7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d)of the Code, of any building within the Apartment Housing.

         8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Apartment Housing.

         9. During the preceding calendar year when a unit in the Apartment Housing became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

         10. If the income of a tenant in a unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE PROJECT. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of Missouri that the foregoing is true and correct.


         Executed this day of            at              ,                  .



------------------------------------

                      Calculation of Debt Service Coverage

                                      Month 1        Month 2       Month 3
                                    ------------   ------------  ------------

                INCOME

  Gross Potential Rent
  Other Income
  Vacancy Loss
                                    ------------   ------------  ------------
  Adjusted Gross Income
                                    ------------   ------------  ------------

                       OPERATING EXPENSES

  Utilities
  Maintenance
  Management Fee
  Administration
  Insurance
  Real Estate Taxes
  Other Expenses
                                    ------------   ------------  ------------
  Total Operating Expenses
                                    ------------   ------------  ------------

  Net Operating Income (1)
  Accrual adjustments for:
              R/E Taxes
              Insurance
              Tax/ Accounting
              Other
  Replacement Reserves

                                    ------------   ------------  ------------
  Income for DSC Calculation
                                    ============   ============  ============


  Stabilized Debt Service          /            / /            / /           /
                                    ------------   ------------  ------------


  Debt Service Coverage (2)        /            / /            / /           /
                                    ------------   ------------  ------------

  Please submit this form along with the following supporting documentation:

  Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls) Operating Budget Copies of bank statements.

  (1) This number should reconcile easily with the monthly financial statements

  (2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.15 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.